J.P. MORGAN MONEY MARKET FUNDS

JPMORGAN TRUST I

JPMorgan California Municipal Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan New York Municipal Money Market Fund

JPMorgan Prime Money Market Fund

JPMorgan Tax Free Money Market Fund

JPMORGAN TRUST II

JPMorgan Liquid Assets Money Market Fund

JPMorgan Municipal Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

JPMORGAN TRUST IV

JPMorgan Institutional Tax Free Money Market Fund

JPMorgan Securities Lending Money Market Fund

(All Share Classes)

(each, a “Fund” and collectively, the “Funds”)

Supplement dated September 18, 2019

to the Prospectuses dated July 1, 2019, as supplemented

Effective immediately, the “More About the Funds – Additional Information about the Funds’ Investment Strategies” section of each prospectus (or “More About the Fund – Additional Information about the Fund’s Investment Strategies” section, as applicable) is hereby amended to include the following to provide information on how the adviser integrates environmental, social and governance factors into each Fund’s investment process:

As part of its security selection strategy, the adviser also evaluates whether environmental, social and governance factors could have material negative or positive impact on the cash flows or risk profiles of many companies in the universe in which the Fund may invest. These determinations may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH PROSPECTUSES

FOR FUTURE REFERENCE

SUP-MMF-919